UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2009

Date of Report (Date of earliest event reported)

Gentor Resources, Inc.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

2289 Pahsimeroi Road

Patterson, Idaho 83253

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(Address of principal executive offices)

(406) 287-3046

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(Registrant’s telephone number, including area code)

n/a

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(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

This Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 8 - Other Events.

Item 8.01.  Other Events.

On August 24, 2009, the Board of Director of Gentor Resources, Inc. (the “Company”) executed a written action by unanimous written consent of the directors in lieu of a special meeting of the directors (the “Director Action”) which authorized the Company to amend its existing amended and restated articles of incorporation (the “Existing Articles”) to increase the authorized capital stock of the Company.

On August 25, 2009, the Director Action was approved by a the holders of a majority of our common stock by a written action of the shareholders in lieu of a special meeting of the shareholders (the “Shareholder Action”). Thereafter, on September 1, 2009 (the “Effective Date”), the Company filed the amendment (the “Amendment”) to the Existing Articles with the Secretary of State of the State of Florida. The Amendment was accepted for filing by the Secretary of State of the State of Florida and was deemed effective as of the Effective Date.

Prior to Effective Date, the authorized capital stock of the Company consisted of Fifty Million (50,000,000) shares, of which (i) Thirty Seven Million Five Hundred Thousand (37,500,000) shares (each with a par value of $0.0001) were a class designated as common stock and (ii) Twelve Million Five Hundred Thousand (12,500,000) shares (each with a par value of $.0001) were a class designated as preferred stock.

As of the Effective Date, the authorized capital stock of the Company was increased such that the authorized capital stock of the Company now consists of  One Hundred Fifty Million (150,000,000) shares, of which (i) One Hundred Million (100,000,000) shares (each with a par value of $0.0001) is a class designated as common stock and (ii) Fifty Million (50,000,000) shares (each with a par value of $.0001) is a class designated as preferred stock.

The Amendment to the Existing Articles is filed herewith as Exhibit 3.03 and incorporated herein by reference.

Section 9 - Exhibit

Item 9.01 Exhibits

3.03

Amendment to the Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: September 2, 2009

Gentor Resources, Inc.

/s/ Lloyd J. Bardswich

By: Lloyd J. Bardswich, President and principal executive officer